UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 16, 2023

URSTADT BIDDLE PROPERTIES INC.

(Exact Name of Registrant as Specified in Its Charter)

001-12803

(Commission File Number)

Maryland	04-2458042
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

321 RAILROAD AVENUE

GREENWICH, Connecticut 06830

(Address of principal executive offices, including zip code)

(203) 863-8200

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act::

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	UBP	NYSE
Class A Common Stock, par value $.01 per share	UBA	NYSE
6.25% Series H Cumulative Preferred Stock	UBPPRH	NYSE
5.875% Series K Cumulative Preferred Stock	UBPPRK	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Urstadt Biddle Properties Inc. (“Urstadt Biddle”) held a Special Meeting of Stockholders on August 16, 2023 (the “Special Meeting”). At the close of business on July 6, 2023, the record date for the Special Meeting, there were 10,358,591 outstanding shares of Urstadt Biddle common stock, par value $0.01 per share (“UB common stock”) and 28,972,016 outstanding shares of Urstadt Biddle Class A common stock, par value $0.01 per share (“UB Class A common stock”) entitled to vote. The following are the final voting results on proposals considered and voted upon at the Special Meeting, each of which is described in greater detail in Urstadt Biddle’s definitive proxy statement, which also constitutes a prospectus of Regency Centers Corporation (“Regency”), filed with the Securities and Exchange Commission (the “SEC”) on July 12, 2023 (as amended and supplemented by Urstadt Biddle in its Current Report on Form 8-K filed with the SEC on August 8, 2023).

1.

Merger Proposal. To approve, pursuant to the Agreement and Plan of Merger, dated as of May 17, 2023, by and among Regency, Hercules Merger Sub, LLC, a wholly owned subsidiary of Regency (“Merger Sub”), Urstadt Biddle, UB Maryland I, Inc., a wholly owned subsidiary of Urstadt Biddle (“UB Sub I”), and UB Maryland II, Inc., a wholly owned subsidiary of UB Sub I (“UB Sub II”), the mergers of (i) UB Sub II with an into Urstadt Biddle, with Urstadt Biddle surviving the first merger as a wholly owned subsidiary of UB Sub I (the “first merger”), and (ii) following the first merger, UB Sub I with and into Merger Sub, with Merger Sub surviving the second merger as a wholly owned subsidiary of Regency (the “second merger” and together with the first merger, the “mergers”), and the other transactions contemplated by the merger agreement.

For	Against	Abstain
10,026,048	29,910	8,843

2.

Compensation Proposal. To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Urstadt Biddle’s named executive officers that is based on or otherwise relates to the mergers.

For	Against	Abstain
9,117,270	922,413	25,118

3.	Adjournment Proposal. To approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Merger Proposal.

For	Against	Abstain
9,887,328	167,138	10,335

Because none of the proposals were “routine” matters, there could be no broker non-votes occurring in connection with these proposals at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2023

URSTADT BIDDLE PROPERTIES INC. (Registrant)

/s/ John T. Hayes
John T. Hayes
Senior Vice President & Chief Financial Officer